Exhibit 99.01
CONFIDENTIAL TREATMENT REQUESTED

RESOLUTION AGREEMENT

This RESOLUTION AGREEMENT (this “Agreement “) is made and effective as of June 28, 2013 (the “Effective Date”), by and among FANNIE MAE, a corporation organized under the laws of the United States (“Fannie Mae”), and CITIMORTGAGE, INC., a New York corporation (“Citi Mortgage”), and CITIBANK, N.A., a national banking association (“Citi NA”) (Citi Mortgage and Citi NA are each referred to as a “Lender” and collectively as “Lender”).

RECITALS

WHEREAS, Lender (and its predecessors-in-interest) sold single-family mortgage loans to Fannie Mae;
WHEREAS, Citi NA guaranteed all of Citi Mortgage’s obligations under the Contracts (as hereafter defined) pursuant to a Guaranty dated as of December 1, 2008 (the “Guaranty”);
WHEREAS, Citi Mortgage services loans for Fannie Mae under the terms of its Contracts (as hereinafter defined) with Fannie Mae; and
WHEREAS, Lender has made, assumed and/or guaranteed various Selling Representations and Warranties (as hereafter defined) to Fannie Mae with respect to each mortgage loan delivered, sold, or serviced by it to or for Fannie Mae and pursuant to the terms of the Contracts, has Repurchase Obligations when such Selling Representations and Warranties are breached; and
WHEREAS, Fannie Mae has identified, and may identify in the future, Repurchase Obligations with respect to the Covered Mortgages (as hereinafter defined); and
WHEREAS, Fannie Mae and Lender have agreed to a resolution pursuant to which Lender will, among other things, pay to Fannie Mae a resolution amount with respect to the Covered Mortgages, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
AGREEMENT

1.	Certain Definitions:

a.	“2012 Covered Mortgage” means a Covered Mortgage originated by Lender on or after January 1, 2012 but on or prior to December 31, 2012.

b.
“Business Day” means a day other than (1) a Saturday or Sunday, (2) a day on which the Federal Reserve Bank of New York (or other agent acting as Fannie Mae’s fiscal agent) is authorized or obligated by law or executive order to remain closed, or (3) a day on which the main offices of Fannie Mae in the District of Columbia are scheduled to be closed.

***Confidential information contained herein has been omitted and filed separately with the SEC. Confidential treatment has been requested for this information.

c.	“Closing Date” has the meaning set forth in Subsection 2(a).

d.	“Closing Date Payment Amount” has the meaning given such term in Subsection 2(a).

e.	“Confidential Information” has the meaning set forth in Subsection 8.

f.
“Contracts” means, collectively, this Agreement, Lender (and its predecessors) Mortgage Selling and Servicing Contracts, the Selling Guide (as hereafter defined), the Servicing Guide (as hereafter defined) and any supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements (including applicable MBS pool purchase contracts and variances), recourse agreements, repurchase agreements, indemnification agreements, loss-sharing agreements, strategic alliance agreements, and any other agreements between Lender (or their predecessor in interest) and Fannie Mae applicable to Lender’s obligations with respect to the Covered Mortgages, including any schedules, exhibits or note grids attached to any of the foregoing, and all as amended, modified, restated or supplemented from time to time. For avoidance of doubt, any contracts with respect to Lender’s multifamily obligations are specifically excluded from the definition “Contracts.”

g.
“Covered Loan Defects” means in each case, a finding (as determined by Fannie Mae in accordance with the Contracts) that there has been a breach of one or more Selling Representations and Warranties with respect to a Covered Mortgage and that such defect is not an Excluded Defect. For avoidance of doubt, breaches of selling representations and warranties made with respect to mortgages originated on or after January 1, 2013 and delivered as part of the Home Affordable Refinance initiative, including, all Refi Plus and DU Refi Plus Mortgage, are not Covered Loan Defects, even if they relate to valuation information related to the original loan being refinanced.

h.
“Covered Mortgages” means the approximately 3.7 million mortgages originated by Lender (or its predecessors-in-interest) between January 1, 2000 and December 31, 2012 and delivered to Fannie Mae prior to February 26, 2013 in its corporate capacity with respect to portfolio loans or in its capacity as trustee for the benefit of holders of the related mortgage-backed securities. All such Covered Mortgages are listed on the schedule transmitted among the Parties on the Business Day prior to the Effective Date. In no event does the term “Covered Mortgages” include any Excluded Mortgage.

i.	“DPO Status” has the meaning given such term in Subsection 5(f).

j.	“Effective Date” has the meaning given such term in the first paragraph of this Agreement.

k.
“EPD” means if, on or before the date that is twelve months after the date of delivery of such loan to Fannie Mae, the borrower is delinquent with respect to any payment obligations under the Covered Mortgage, and such delinquency continues for ninety (90) or more days (which 90 day period may not extend beyond the date that is twelve months after the date of delivery of such loan to Fannie Mae).

l.
“Excluded Defect” means, in each case, a finding (determined in accordance with the process described in Section 4(d)) that any Covered Mortgage for which Lender has not previously completed a repurchase or paid a make-whole demand:

(1)	violates the Lender’s Contracts, as applicable, with respect to responsible lending practices because such Covered Mortgage:

(a)
is subject to the requirements of the Home Ownership and Equity Protection Act of 1994, Regulation Z Section 226.32 (“HOEPA”) (a “HOEPA Mortgage”) or is a “residential mortgage transaction” (purchase money transaction) within the meaning of the federal Truth in Lending Act, Regulation Z, 12 CFR Section 226.32, and has either an “annual percentage rate” or “total points and fees” payable by the borrower that exceeds the applicable thresholds under HOEPA (a “HOEPA Threshold Mortgage”); or

(b)
is secured by property located in one of the states listed in Selling Guide Section B2-1.4-02 (as it existed at the time of origination of such Covered Mortgage) and at the time of origination met the definition of a “high-cost,” “high-risk” or a similar designation under the applicable state law as referenced in such section as ineligible for purchase (a “High Cost Mortgage”).

(2)
has a defect in title to the applicable property or in ownership or title to the Covered Mortgage, including a defect that renders the property unable to be marketed or missing documents necessary to enforce the Covered Mortgage or foreclose on the underlying collateral for such Covered Mortgage:

(a)
that is not curable within the time period provided in the Guides and/or that renders the property unable to be marketed within the time period provided in the Guides, in each case, as such time period may be extended pursuant to Section 4(d)(2) of this Agreement; and/or

(b)
that is curable within the time period provided in the Guides (as such time period may be extended pursuant to Section 4(d)(2) of this Agreement) but for which Lender has not paid all necessary funds, or taken, or caused to be taken, any other actions to cure such title defects and/or to allow the property to be marketed within the time period provided in the Guides (as such time period may be extended pursuant to Section 4(d)(2) of this Agreement);

For purpose of this subclause (2), if the executed security instrument can not be located, the executed security instrument was not recorded within a reasonable time after the Covered Mortgage closing date, or Fannie Mae does not have a perfected first lien in the underlying real property (as evidenced by a validly issued title insurance policy insuring first priority of the Covered Mortgage, provided, however, that if the Covered Mortgage was sold to Fannie Mae with a variance that did not require the issuance of a title insurance policy, Fannie Mae, will accept the evidence of first priority lien meeting the requirements of the variance so long as all of the variance terms and conditions are complied with and may, in its reasonable discretion, accept other evidence demonstrating first priority of the Covered Mortgage), the Covered Mortgage will be deemed to have a defect in title or ownership to the Covered Mortgage;

(3)
involves any misstatement, misrepresentation, or omission, by any individual or party (including, without limitation, borrowers, property sellers, builders, real estate agents, lenders including the selling lender, mortgage brokers, loan officers, originators, appraisers, appraisal companies, closing agents, title companies or other third party vendors performing origination services or any employees of any of the foregoing) in connection with the origination of a mortgage loan or a related real estate transaction that would constitute a breach of a Selling Representation and Warranty under the Contracts and that:

(a)	involved five or more [***] Mortgages (as hereafter defined) or related real estate transactions. As used in this Agreement, [***] means [***], and

(b)
involved two or more of the aforementioned individuals or parties (provided, however, that co-borrowers shall constitute one party for purposes of this definition) acting in concert with respect to the acts that constitute the misstatement, misrepresentation or omission; and

(c)
where the facts demonstrate a reasonable likelihood of misstatement, misrepresentation or omission with respect to specific mortgages provided that Fannie Mae shall not be required to prove a specific intent to commit fraud but rather only that the actors committed the acts that constituted the misstatement, misrepresentation or omission.

For purposes of this subparagraph, (i) no process or program used by Lender in connection with Lender’s origination of mortgage loans shall be deemed in and of itself to constitute activity involving a pattern of misstatement, misrepresentation or omission, it being understood for there to be an Excluded Defect under this subsection that there must be a showing of each of the elements described above and (ii) Lender’s knowledge of the misstatement, misrepresentation or omission is irrelevant;

(4)	violates any applicable Legal Requirements (other than Fannie Mae’s Charter Act) in effect at the time of Fannie Mae’s purchase of such Covered Mortgage;

(5)	violates Fannie Mae’s Charter Act because the Covered Mortgage:

(a)
was secured by a residential property that is not located within the United States, Puerto Rico, the U.S. Virgin Islands, or Guam at the time of Fannie Mae’s purchase, as set forth in Selling Guide Section B2-3-02 (as it existed at the time of such purchase);

***Confidential information contained herein has been omitted and filed separately with the SEC. Confidential treatment has been requested for this information.

(b)
had an original unpaid principal balance which at the time of Fannie Mae’s purchase exceeded the maximum original loan amounts set forth in Selling Guide Section B2-1.4 (as it existed at the time of such purchase) or, if such Covered Mortgage is a subordinate lien secured by the same property as another Mortgage that Fannie Mae owns, if the original unpaid principal balance of such Covered Mortgage when added to the unpaid principal balance of the Covered Mortgage that Fannie Mae already owns exceeds the maximum original loan amounts set forth in Selling Guide Section B2-1.4 (as it existed at the time of such purchase);

(c)
was not secured by residential property, including a Mortgage secured by vacant land or property primarily used for agriculture, farming or commercial enterprise, or as a condominium hotel (condotel) or cooperative hotel at the time of Fannie Mae’s purchase;

(d)	was secured by residential properties consisting of five or more dwelling units at the time of Fannie Mae’s purchase;

(e)	had a loan-to-value ratio (calculated in accordance with the Selling Guide) in excess of 80 percent at the time of Fannie Mae’s purchase that

i.
did not have mortgage insurance on the portion of the Covered Mortgage in excess of 80 percent of the property’s value, as determined in accordance with Section B2-1.1-01 of the Selling Guide (as it existed at the time of such purchase), provided by a mortgage insurer approved under Fannie Mae’s qualified mortgage insurer approval requirements or, for DU Refi Plus and Refi Plus mortgage loans, did not otherwise meet Fannie Mae’s requirements with respect to mortgage insurance on DU Refi Plus and Refi Plus mortgages; or

ii.	was not sold with a recourse agreement pursuant to which Lender is required to repurchase the Covered Mortgage upon a borrower default; or

iii.	was not sold on a participation basis as described in the Selling Guide, with the seller retaining not less than a 10% interest.
Although Fannie Mae considers a mortgage insurance rescission to be a violation of its Charter Act, MI Actions will be addressed as set forth in Section 5 and not as Excluded Defects.
If the Covered Mortgage is a subordinate lien, then the above requirements apply if the total outstanding unpaid principal balance of the Covered Mortgage and all other mortgages secured by the same property exceeds 80% (irrespective of whether Fannie Mae also owns the first mortgage or other mortgages).

(f)
excluding Mortgages secured by cooperative share units, was secured by an interest in property, other than an interest in real property, including, by way of example, houseboats, timeshares or other segmented ownership projects or manufactured homes that are titled as chattel property, unless a variance was granted to the applicable seller for the delivery of such a Mortgage with such personal property interest;

(g)	was secured by a second home or investment property that is not a first priority lien at the time of Fannie Mae’s purchase;

(h)	was secured by a cooperative share unit where at the time of Fannie Mae’s purchase the cooperative housing corporation does not comply with Section 216 of the Internal Revenue Code;

(i)
was an unsecured loan for the purchase and installation of home improvements (other than loans made with respect to energy conserving improvements, solar energy systems or residential conservation measures) that at the time of Fannie Mae’s purchase were not insured under title I of the NHA; and

(j)	was secured by a manufactured home that, at the time of Fannie Mae’s purchase, did not meet the requirements set forth in Selling Guide Section B2-3-05 (as it existed at the time of such purchase).

m.	“Excluded Mortgages” means:

(1)
all mortgage loans committed under a long-term standby purchase commitment structure as of the Effective Date or sold to Fannie Mae as a Class 1, 2, 3 or 4 Mortgage Loan either before or after the Effective Date;

(2)	all reverse mortgages sold to Fannie Mae; and

(3)	all mortgage loans included as part of REMIC transaction FNW 2009-W1.

n.	“Guides” means collectively, the Selling Guide and the Servicing Guide.

o.
“Legal Requirements” means, at the time of origination of a Covered Mortgage or delivery of such Covered Mortgage to Fannie Mae (as applicable), all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of governmental authorities (i) regarding mortgage origination, including underwriting, consumer credit, equal credit opportunity, usury, and/or truth-in-lending, (ii) regarding zoning requirements and the legality of improvements on the mortgaged property or the environmental condition of the mortgaged property, (iii) regarding manufactured housing, condominium projects and cooperative share units, and/or (iv) affecting the property securing the Covered Mortgages, which, in the case of (i)-(iv), if not complied with could reasonably be expected to have a Material Adverse Effect (as hereafter defined) on the holder of the Covered Mortgage, its designee, or their respective assigns. As used in this definition of Legal Requirements, “Material Adverse Effect” means:

(A) the inability (i) to enforce or insure the Covered Mortgage or the property securing the Covered Mortgage, or (ii) service and/or foreclose on the Covered Mortgage,
(B) the imposition of strict liability (assignee or otherwise) on the holder of the Covered Mortgage, its designee, or their respective assigns,
(C) a materially adverse effect on the reputation of the holder of the Covered Mortgage, its designee, or their respective assigns, or

(D) out-of-pocket Losses; provided, however, that if the reasonably expected out-of-pocket losses (including Losses resulting from a reduction in value of the underlying real property) are less than the greater of $100,000 or 50% of the outstanding UPB, Lender may pay Fannie Mae the amount of any such out-of-pocket Losses in lieu of repurchasing the Covered Mortgage;
For purposes of this definition, Fannie Mae’s Charter Act, Selling Guides and Servicing Guides shall not be considered to be Legal Requirements.

p.
“Losses” means any and all losses, damages, judgments, claims, counterclaims, causes of action of any kind or nature whatsoever (in contract, tort, or based on any other legal theory), defenses, rights of setoff, legal actions, proceedings, liabilities (including, without limitation, strict liabilities), costs, expenses, obligations, debts, liens, fines, penalties, assessments, demands, charges, fees, judgments, awards, disbursements and amounts paid in settlement, punitive damages, foreseeable and unforeseeable damages, incidental or consequential damages, of whatever kind or nature (including reasonable attorneys’ fees and other costs of defense and disbursements).

q.
“Management Escalation Committee” means a committee comprised of a representative from each of Lender and Fannie Mae who has a management title of Senior Vice President, or more senior, and whose task is to determine whether a Covered Mortgage is subject to a Pattern-Related Excluded Defect in accordance with Subsection 4(e) or a Reputational MAE Excluded Defect in accordance with Subsection 4(f).

r.	“MBS” means mortgage-backed securities.

s.	“MI Company” means the mortgage insurer issuing MI Coverage.

t.	“MI Coverage” means insurance coverage provided by any mortgage guaranty or similar insurance policy related to a Covered Mortgage.

u.
“MI Coverage Payment” means the obligation of Lender to remit to Fannie Mae the amount of insurance proceeds that would have been paid by an MI Company with respect to any Covered Mortgage pursuant to any MI Coverage had the MI Company paid the claim in full, using the claims payment option under the MI Coverage pursuant to which the insurance benefit is calculated as a percentage of the default UPB plus interest and certain costs up to the date of claim filing.

v.
“MI Rescission” means MI Coverage has been rescinded, cancelled or denied because of a breach by Lender of its obligations to the MI Company that is also a breach of a Selling Representation or Warranty (including any origination defect or failure to meet the origination requirements of the MI Company).

w.	“MI Required Payment Date” has the meaning given such term in Subsection 5(a).

x.	“MI Other Action” means MI Coverage has been cancelled or denied for any reason and there has not been an MI Rescission.

y.
“Neutral” means the neutral third party that the Parties agree will resolve the Parties’ disputes, if any, as to Fannie Mae’s determination that a Covered Mortgage contains a Pattern-Related Excluded Defect in accordance with Subsection 4(e).

z.	“Other Obligations” means:

(1)
Servicing Obligations. The obligations, duties, and liabilities of Lender under the Contracts that arise in connection with servicing of Covered Mortgages by Lender, other than a servicer’s joint and several liability for Repurchase Obligations related to a breach of Selling Representations and Warranties, including:

(a)	all servicing and/or subservicing activities undertaken with respect to the Covered Mortgages, including reporting, remitting, and loss mitigation activities;

(b)	all servicing duties and obligations;

(c)	the obligation to perform certain administrative and reporting duties with respect to real-estate owned (REO) properties;

(d)
Lender's obligations under that Servicing Rights Purchase and Sale Agreement between Lender and Fannie Mae dated September 24, 2010 (the “2010 Agreement”) (other than Lender’s Repurchase Obligations under the 2010 Agreement related to a breach of representations and warranties made by Lender in the 2010 Agreement related to the origination of Covered Mortgages); and

(e)
the obligation to indemnify Fannie Mae for all losses, damages, judgments, claims, legal actions, and legal fees ("Servicing Guide Losses") that are based on, or result from, Lender's failure or alleged failure to satisfy its servicing duties and responsibilities under the Contracts with respect to the Covered Mortgages, including, without limitation (i) Servicing Guide Losses that may be based on acts or omissions arising out of breaches or alleged breaches of any Selling Representations and Warranties (for example, Servicing Guide Losses attributable to delays in foreclosure because of uncured title defects and missing documentation), and (ii) Servicing Guide Losses incurred due to Lender’s servicing errors or omissions or from delays in Lender’s servicing and loss mitigation activities resulting from practices related to legal pleadings and affidavit preparation, review, and notarization and similar activities and practices; and

(2)	Indemnification and Other Matters. The obligations, duties and liabilities of Lender under the Contracts:

(a)
to indemnify Fannie Mae for any claims made by third Parties (including borrowers), and for Losses incurred in connection with such claims, including, without limitation, where such claims relate to (i) Losses related to any of Lender’s origination or selling activities related to the Covered Mortgages, (ii) Losses that arise in connection with the Covered Mortgages or the servicing of them prior to the delivery of the Covered

Mortgages to Fannie Mae, or (iii) Losses arising out of acts or omissions that constitute breaches of any Selling Representations and Warranties,

(b)
to pay guaranty fees, loan-level price adjustments (LLPAs), compensatory fees, technology and other similar fees required under the Contracts with respect to the Covered Mortgages, including guaranty fees and LLPAs assessed as part of Fannie Mae’s fee reconciliation process, and

(c)	to satisfy Fannie Mae capital markets sales desk obligations.

(3)
Excluded Defects. The obligation, duties and liabilities of Lender under the Contracts with respect to all Excluded Defects, including, without limitation, all Repurchase Obligations related to Excluded Defects; and

(4)	Future Recourse Obligations. Any Recourse Obligation with respect to a Covered Mortgage arising on or after the Effective Date.

(5)
MI Actions. Lender’s obligations with respect to MI Rescissions and MI Other Actions as set forth in Section 5. For avoidance of doubt, if there is no Excluded Defect on a loan subject to an MI Rescission or MI Other Action and no Losses related to Other Obligations on such loan, then Lender shall not be required to pay Fannie Mae for any additional Losses with respect to such loan, other than the MI Coverage Payment.

(6)	EPD on 2012 Mortgages. Lender’s obligation to repurchase any 2012 Covered Mortgage subject to an EPD as set forth in Subsection 4(a).
These Other Obligations shall continue with respect to Lender for all Covered Mortgages for which Lender is responsible to Fannie Mae and except to the extent otherwise expressly provided in this Agreement are unaffected by this Agreement. Nothing in this Agreement is intended to extend any period of limitations or repose with respect to any existing obligations under the Contracts.

aa.	“Parties” means Lender and Fannie Mae (each, a “Party”).

bb.	“Pattern-Related Excluded Defect” means an Excluded Defect described in clause (3) of the definition of Excluded Defect.

cc.
“Recourse Obligations” means Lender (i) has assumed the entire risk of loss from a borrower default with respect to a Mortgage sold to Fannie Mae, (ii) is obligated for all or some portion of the Losses incurred on the Covered Mortgage without requiring a breach of a servicing obligation or Selling Representation and Warranty pursuant to the Contracts, (iii) is responsible for full unconditional, conditional or partial recourse, including less than life of loan recourse and including execution of a stand-alone unconditional, conditional or partial repurchase agreement with respect to such Covered Mortgage sold to Fannie Mae, and/or (iv) has executed a stand-alone unconditional, conditional or partial indemnification agreement pursuant to which Lender has agreed to indemnify Fannie Mae for all or some portion of the Losses incurred on the Covered Mortgage.

dd.	“Released Claims” has the meaning given such term in Subsection 3(b).

ee.	“Repurchase Mortgages” means mortgages described on Schedule 2 attached hereto.

ff.
“Repurchase Obligations” means the obligation to repurchase Covered Mortgages, or to make Fannie Mae whole on Losses or projected Losses on Covered Mortgages, as a result of a Covered Loan Defect in accordance with the Selling Guide and/or other Contracts.

gg.	“Reputational MAE Excluded Defect” has the meaning given such term in Subsection 4(f).

hh.	“Resolution Amount” has the meaning set forth in Section 2.

ii.	“Retained Mortgages” has the meaning set forth in Section 3.a.

jj.
“SA Excluded Obligation” means a Repurchase Obligation which was (i) the subject of a repurchase or make-whole demand issued prior to the Effective Date and (ii) for which the underlying property was disposed by Fannie Mae prior to the Effective Date.

kk.	“Selling Guide” means the applicable Fannie Mae Single Family Selling Guide, as amended, restated, modified or supplemented from time to time.

ll.
“Selling Representations and Warranties” means all selling representations and warranties made or assumed by Lender and its predecessors in interest in connection with the delivery and/or securitization of the Covered Mortgages, including, without limitation, those set forth in Section IV-A of the Mortgage Selling and Servicing Contract, the Contractual Obligations for Fannie Approved Lenders included in Part A, Section A-2 et seq., of the Selling Guide or equivalent section of the Selling Guide in effect at the time of the delivery and/or securitization of such Covered Mortgages, and/or in the other Contracts.

mm.	“Servicing Guide” means the applicable Fannie Mae Single Family Servicing Guide, as amended, restated, modified or supplemented from time to time.

2.	Payments and Credits with Respect to Covered Mortgages.

a.
Resolution Amount. On or before June 28, 2013 (the “Closing Date”), Lender will pay to Fannie Mae the sum of $968 million (the “Resolution Amount”), PLUS the sum specified on the settlement statement described below on account of MI Coverage Payments for the existing MI Rescissions and MI Other Actions described on Schedule 1, MINUS the sum of specified on the settlement statement described below as a credit for certain payments made on account of Repurchase Obligations with respect to Covered Mortgages on or after March 1, 2013 but prior to May 31, 2013 (the “Closing Date Payment Amount”).

(1)
The Closing Date Payment Amount shall be paid to Fannie Mae by wire transfer of immediately available funds on the Effective Date in accordance with the wiring instructions attached as Exhibit 1. The components of the Closing Date Payment Amount shall be set forth on a settlement statement agreed to by the Parties on or before the date that is 2 Business Days prior to the Closing Date.

b.
Repurchases. Lender must remit the repurchase price (calculated in accordance with the Selling Guide) for the Repurchase Mortgages through the customary cash remittance process for repurchases. Such repurchases shall be completed by such Lender’s reporting of the applicable repurchase codes through Fannie Mae’s reporting system on or before the first reporting date after the Closing Date in conformance with the Contracts. Upon receipt of the repurchase proceeds for each such Covered Mortgage through the standard remittance process, all right, title and interest that Fannie Mae has in such Covered Mortgage shall be transferred to Lender as set forth in the Servicing Guide.

c.
Application of Resolution Amount. Fannie Mae may determine, in its sole and absolute discretion, how and when to apply the Resolution Amount toward losses incurred and/or anticipated on the Covered Mortgages, and Lender shall promptly cooperate as needed in the application and reporting of funds, as directed by Fannie Mae. For avoidance of doubt, Lender understands that Fannie Mae may elect in its sole discretion to apply the Resolution Amount exclusively toward Covered Mortgages that do not have any compensatory fees assessed on them.

3.	Resolution with Respect to Covered Mortgages.

a.	Retained Mortgages.

(1)
Upon Lender’s payment of the Resolution Amount, Fannie Mae will withdraw its outstanding repurchase or make-whole request to Lender with respect to the Covered Mortgages listed on Schedule 3 (the “Retained Mortgages”).

(2)	Fannie Mae shall retain all real property with respect to the Retained Mortgages. Lender shall continue to act as servicer with respect to the Retained Mortgages.

b.
Release. Subject to receipt by Fannie Mae of the Resolution Amount, and except as expressly provided in Subsection 4(a) with respect to the Other Obligations (including Repurchase Obligations for 2012 Mortgages subject to an EPD), in Subsections 4(d) with respect to Excluded Defects, and in Section 5 with respect to mortgage insurance, in Subsection 4(f) with respect to issued non-agency private label mortgage-backed securities listed on Schedule 4 (“PLS”), Fannie Mae hereby irrevocably and unconditionally releases and forever discharges the Lender Released Parties from any and all Losses arising out of, or in connection with, any actual or alleged Covered Loan Defects on the Covered Mortgages, whether known or unknown, suspected or unsuspected, fixed or contingent, asserted or unasserted, secured or unsecured, including, without limitation, all Repurchase Obligations related to Covered Loan Defects with respect to the Covered Mortgages (collectively, the “Released Claims”). As used in this Agreement, “Lender Released Parties” means Lender and each of their current, former or future direct or indirect parents, subsidiaries, affiliates, predecessors, successors and assigns, including any transferee of servicing rights for the Covered Mortgage after the Effective Date, and each of their respective past, present and future officers, directors, employees, agents, representatives, independent contractors, accountants, attorneys, boards of directors, and administrators; each of the foregoing is referred to individually as a “Lender Released Party”.

For avoidance of doubt, nothing contained in this Agreement is intended to release or settle any claims brought by any governmental authority against Lender relating to the Covered Mortgages and nothing in this Agreement is deemed to constitute Fannie Mae’s endorsement, support, acceptance, rejection, reduction or acquiescence of any claims, arguments or defenses raised or asserted in any separate litigation. As used in the preceding sentence, “governmental authority” excludes Fannie Mae and the Federal Housing Finance Agency (“FHFA”), in its capacity as conservator, with respect to Losses arising out of, or in connection with, any actual or alleged Covered Loan Defects on the Covered Mortgages.

c.
Ownership of Covered Mortgages and real property. Lender acknowledges and agrees that the Resolution Amount does not constitute payment of a repurchase price for any loan other than the Repurchase Mortgages and that ownership of the Covered Mortgages and any related real property belongs to Fannie Mae and/or the related MBS trusts.

d.	Intentionally Deleted

e.	Intentionally Deleted.

f.
Agreement not to Enforce. Subject to receipt by Fannie Mae of the Resolution Amount, Fannie Mae will withdraw all outstanding repurchase and make-whole demands with respect to the Covered Mortgages and waives its right to enforce any Repurchase Obligations related to Covered Loan Defects with respect to the Covered Mortgages.

g.
No Compromise against Third Parties. This Agreement does not compromise or release any claim or defense of Lender with respect to any third party, including but not limited to any insurer, or any correspondent, for any cost or expense hereunder, including attorneys’ fees and costs. No Party hereto makes any admission or waives or releases any claim or defense it may have with respect to any third party.

4.	Continuing Obligations of Lender.

a.
Other Obligations; 2012 Mortgages with EPD. Lender shall continue to be responsible for all Other Obligations under the Contracts and this Agreement with respect to the Covered Mortgages. Fannie Mae reserves all of its rights and remedies under the Contracts with respect to such obligations. Lender reserves all of its rights and defenses under the Contracts with respect to such obligations.

(1)
If an EPD occurs with respect to a 2012 Mortgage, Fannie Mae, in its sole discretion, may require Lender to perform its Repurchase Obligations with respect to such 2012 Mortgage, which repurchase price shall be calculated in accordance with the Selling Guide. At any time from and after April 1, 2014, upon Fannie Mae’s request, Lender shall repurchase all 2012 Mortgages subject to EPDs.

b.
Use of Subservicers. As set forth in Part 1, Section 206 of the Servicing Guide, even if a subservicing arrangement is known, approved of, or consented to, by Fannie Mae, Lender remains fully liable to Fannie Mae for the performance of all Other Obligations by a subservicer. Fannie Mae may enforce any rights and remedies it may have against Lender for breach of the Other Obligations by a subservicer. In addition to the foregoing and not in limitation thereof, Fannie Mae also may enforce any rights and remedies it may have against any subservicer for breach of the Other Obligations.

c.
Servicing Advances. Fannie Mae will not reimburse Lender for servicing advances related to loans that are subject to SA Excluded Obligations. From and after the Closing Date, Fannie Mae shall reimburse Lender for all other servicing advances made by the Lender pursuant to the Servicing Guide and such reimbursements shall be made in accordance with Fannie Mae’s standard processes and procedures set forth in the Servicing Guide, including, but not limited to, all applicable non-reimbursements, curtailments and subject to any offset rights; provided, however, that there is no breach by Lender of Other Obligations related to such Covered Mortgage that would affect full reimbursement under the Contracts and provided further that Fannie Mae shall not withhold any servicing advances based upon obligations released in this Agreement.

d.	Excluded Defect Process.

(1)	Process if no Title Related Defect.

(a)
Fannie Mae shall provide written notice to Lender that a Covered Mortgage is subject to an Excluded Defect (an “Excluded Defect Notice”), which notice shall be accompanied by all evidence or documentation, available to Fannie Mae at the time, supporting Fannie Mae’s determination. The determination shall be based on the plain reading of this Agreement and the relevant Guide provisions in effect at the time the Covered Mortgage was purchased by Fannie Mae. In connection with any determination as to whether an Excluded Defect exists, an admission of liability concerning a settlement of a lawsuit will not in and of itself constitute an admission of the existence of facts that would constitute an Excluded Defect. An Excluded Defect Notice shall include all known grounds on which Fannie Mae determined that a loan has an Excluded Defect.

(b)
Lender shall have 60 calendar days from the date of its receipt of the Excluded Defect Notice to rebut, in good faith, Fannie Mae’s determination, which rebuttal shall include all supporting documentation related to its rebuttal (each, a “Rebuttal”). Fannie Mae shall respond to such Rebuttal within 60 calendar days and in its response, if a rejection of the rebuttal, shall include a written explanation of its reasons for rejecting the rebuttal (each, a “Rebuttal Response”).

(c)
If Fannie Mae rejects Lender’s Rebuttal, Lender may appeal Fannie Mae’s decision by submitting a written appeal to Fannie Mae within 15 days after its receipt of the Rebuttal Response, together with any supporting documentation (each, an “Appeal”). The Parties will have 45 days after receipt of Lender’s Appeal to negotiate in good faith the determination of whether the Covered Mortgage contains an Excluded Defect. If the Parties are unable to agree by the expiration of such 45-day period, Fannie Mae may, in its sole discretion, reject the Appeal by delivering a repurchase request to Lender.

(d)
If Lender does not submittal a Rebuttal or Appeal within the time periods provided in this Subsection 4(d)(1), Fannie Mae elects to reject Lender’s Appeal as provided in this Subsection 4(d)(1), or Lender fails to cure a Title Defect within the applicable cure period, subject to the provisions of Subsection 4(e) with respect to Pattern-Related Excluded Defects and Subsection 4(f) with respect to Reputational MAE Excluded Defects, Fannie Mae will issue a repurchase request and Lender shall repurchase or pay the make-whole amount with respect to such Covered Mortgage with an Excluded Defect within 15 calendar days of receiving such repurchase request. Lender shall have no right to further appeal such repurchase request.

(e)
In furtherance of the foregoing, if Fannie Mae has a reasonable basis to determine that a Mortgage is a HOEPA Mortgage, a HOEPA Threshold Mortgage or High Cost Mortgage, but is unable to confirm such determination because necessary information (such as the settlement sheet) is missing from the applicable loan file, then the related Covered Mortgage will be presumed to be a HOEPA Mortgage, HOEPA Threshold Mortgage or High-Cost Mortgage, as applicable, unless (x) Lender presents credible evidence to the contrary and (y) Fannie Mae, in its reasonable discretion, determines that the evidence presented rebuts that presumption.

(2)	Process if Title Defect.

(a)
In the case of a title defect described in clauses (2) of the definition of Excluded Defects (or if not cured, could become an Excluded Defect under clause (2) of the definition of Excluded Defects) (each, a “Title Defect”), (i) Fannie Mae shall provide Lender with an Excluded Defect Notice or (ii) Lender may itself identify a title-related defect that if not cured may become an Excluded Defect (each, a “Title Defect Notice”).

(b)
Within sixty (60) calendar days after Fannie Mae’s submission of an Excluded Defect Notice for a Title Defect or Lender’s submission of a Title Defect Notice, Lender shall inform Fannie Mae in writing whether (i) the Title Defect is curable and Lender intends on curing it or (ii) Lender will challenge the Excluded Defect Notice or withdraw the Title Defect Notice, together with all supporting documentation of why a Title Defect does not exist (which challenge shall be governed by Subsection 4(d)).

(c)
If Lender elects to cure the Title Defect, it shall use its best efforts to cure the defect within ninety (90) calendar days after the submission of the Excluded Defect Notice or Title Defect Notice, as applicable. To the extent that Lender delivers written notice to Fannie Mae before the expiration of the initial 90 day calendar day period describing the steps that Lender has made in diligently attempting to cure such Title Defect and that it reasonably believes that such Title Defect can be cured in another 90 days, Lender may have an additional 90 calendar days to cure such Title Defect (for an aggregate cure period of 180 days from the date of submission of the Excluded Defect Notice or Title Defect Notice). If, after the 180 day period, despite its good faith efforts, Lender is unable to cure the defect, Lender may seek Fannie Mae’s consent to an additional time period to cure the title defect, which consent may be granted, denied or conditioned in Fannie Mae’s sole discretion. If the Title Defect is not cured within the applicable cure period, the Covered Mortgage shall be deemed to have an Excluded Defect, a determination that is final and binding and not subject to appeal, and Lender shall repurchase it pursuant to the process described in Subsection 4(d)(3). On or before the expiration of the applicable cure period, Lender shall deliver to Fannie Mae written notice, together with all supporting documentation, that the Title Defect has been cured.

(3)
Any repurchases required to be satisfied by Lender shall be completed by Lender’s reporting of the applicable repurchase codes through Fannie Mae’s reporting system and wiring the applicable repurchase proceeds in accordance with the requirements of the Guides. All make-whole payments made in satisfaction of the repurchase request shall be transferred to Fannie Mae’s account in accordance with the Guides or other written instructions provided by Fannie Mae. Lender shall not receive any credit or adjustment to the repurchase or make-whole amount for Covered Mortgages with Excluded Defects as a result of its payment of the Resolution Amount.

e.	Pattern-Related Excluded Defects.

(1)
Availability of Management Escalation Process and Neutral Process. If the aggregate number of repurchases on Pattern-Related Excluded Defects exceeds 50 Covered Mortgages, or the aggregate make-whole equivalent amount of Losses with respect to Pattern-Related Excluded Defects exceeds $5.0 million, Lender may elect to submit any and all disputes related to Pattern-Related Excluded Defects after such threshold has been reached through the following process:

(a)
First, the dispute shall be submitted to a Management Escalation Committee within ten (10) Business Days after Fannie Mae’s rejection of Lender’s Appeal. Within thirty (30) calendar days after a dispute is submitted to a Management Escalation Committee, the Management Escalation Committee shall attempt to reach a resolution of the dispute.

(b)
Second, if the Management Escalation Committee does not reach a resolution within such thirty (30) calendar days, Lender has the right to further challenge Fannie Mae’s determination by requesting that the dispute be submitted to the Neutral, whose sole task shall be to determine whether to uphold Fannie Mae’s determination that the defect described in the Excluded Defect Notice constitutes an Excluded Defect in accordance with this Subsection 4(e). Lender must deliver its written request that the dispute be submitted to the Neutral within ten (10) Business Days after the Management Escalation Committee fails to reach a resolution:

(i)
Within ten (10) Business Days after the Neutral is selected in accordance with Subsection 4(e)(2), Lender shall submit to the Neutral, and the Neutral shall consider, (x) the Excluded Defect Notice together with any documents Fannie Mae provided to support its Excluded Defect Notice; (y) Lender’s Rebuttal and Appeal, together with any documents Lender provided to support its Rebuttal or Appeal; and (z) Fannie Mae’s response to

Lender’s Rebuttal and Appeal. The Neutral may consider all relevant agreements, conduct and defenses raised by the Parties.

(ii)
Within thirty (30) calendar days after receiving the materials described in the preceding paragraph, the Neutral shall issue a decision as to whether to uphold Fannie Mae’s determination that the Covered Mortgage has a Pattern-Related Excluded Defect, which decision shall be final and binding on the Parties. If the Neutral determines that the Covered Mortgage has a Pattern-Related Excluded Defect, Fannie Mae may issue a repurchase request to Lender, and Lender shall repurchase or pay the make-whole amount with respect to such Covered Mortgage within 15 calendar days of receiving such repurchase request, which shall be paid in accordance with Subsection 4(d)(3)

(c)
The losing Party shall pay the Parties’ fees and expenses, including the prevailing Party’s reasonable attorneys’ fees and costs (including allocated costs of in-house counsel) incurred in having the Neutral resolve the dispute within fifteen (15) calendar days after written demand, as well as all fees and expenses of the Neutral.

(2)
Selection of Neutral. Within thirty (30) calendar days after the date that Lender elects to use the process described in this Subsection 4(e) for a Pattern-Related Excluded Defect (“Lender’s Neutral Election Date”), each of Lender and Fannie Mae shall submit a list of no fewer than five (5) individuals proposed to act as the Neutral. Each Party shall have the right to strike any individuals named on the other Party’s list. Within ninety (90) calendar days after Lender’s Neutral Election Date, the Parties shall agree upon a Neutral from any remaining names on the Parties’ lists. In the event the Parties cannot agree upon a Neutral within ninety (90) calendar days after Lender’s Neutral Election Date, the Parties shall request that the American Arbitration Association (the “AAA”) select the Neutral from the Parties’ lists. Each Party shall have an unlimited right to reject any individual proposed by the AAA to be the Neutral; in the event a Party exercises this right, the Parties shall request that the AAA propose a different Neutral, and this process shall repeat (including the process of each Party submitting a list of no few than five (5) additional individuals) until the AAA proposes a Neutral that neither Party rejects. In the event that the Neutral, once chosen, resigns or is unable to perform the duties required by this Agreement, the Parties shall select a replacement Neutral as soon as practicable using the same process. In addition, at any time after the date that is twelve (12) months after a Neutral is selected, either Party may request that a new Neutral be appointed using the same process.

f.	Reputational MAE Excluded Defects.

(1)
Availability of Management Escalation Process and Neutral Process. If the aggregate number of repurchases on violations of Legal Requirements with a material adverse effect on Fannie Mae’s reputation (“Reputational MAE Excluded Defects”) exceeds 10 Covered Mortgages, or the aggregate make-whole equivalent amount of Losses with respect to Covered Mortgages with

Reputational MAE Excluded Defects exceeds $1.0 million, Lender may elect to submit any disputes related to Reputational MAE Excluded Defects after such threshold has been reached through the following process:

(a)
First, the dispute shall be submitted to a Management Escalation Committee within ten (10) Business Days after Fannie Mae’s rejection of Lender’s Appeal. Within thirty (30) calendar days after a dispute is submitted to a Management Escalation Committee, the Management Escalation Committee shall attempt to reach a resolution of the dispute.

(b)
Second, if the Management Escalation Committee does not reach a resolution within such thirty (30) calendar days, Fannie Mae may elect to issue a repurchase request and Lender shall repurchase or pay the make-whole amount with respect to such Covered Mortgage within 15 calendar days of receiving such repurchase request, which repurchase request shall be paid in accordance with Subsection 4(d)(3).

g.
Reservation of Rights. Except to the extent expressly set forth in this Agreement with respect to Covered Mortgages, Lender and Fannie Mae acknowledge and agree that this Agreement does not change the respective contractual rights, obligations, or remedies of Lender or Fannie Mae. Fannie Mae and Lender each reserves all of their respective rights, remedies and defenses with respect to all mortgages other than the Covered Mortgages and all of their respective rights, remedies and defenses with respect to the Other Obligations. Citi NA hereby reaffirms all of its obligations under the Guaranty.

h.
Not Covered by Agreement. Lender and Fannie Mae agree that this Agreement does not relate to and does not in any way release Lender or any of the Lender Released Parties from any obligations or liability it may have directly or indirectly with respect to mortgages which were securitized into trusts which issued PLS purchased by Fannie Mae and any mortgages underlying PLS which Fannie Mae purchased or with respect to any PLS itself which Fannie Mae purchased.

5.	MI Rescissions and MI Other Actions

a.
MI Rescissions. If an MI Rescission occurs with respect to a Covered Mortgage, Lender shall pay to Fannie Mae the MI Coverage Payment for such Covered Mortgage on or before the MI Required Payment Date. As used in this Agreement, “MI Required Payment Date” means the last Business Day of the month in which the earlier of the following occur:

(1)	One hundred eighty (180) days after the date Lender receives notice of the MI Rescission; and

(2)	The date that Lender agrees with an MI Company that an MI Rescission was validly issued by the MI Company.

To the extent that the MI Required Payment Date occurred not later than sixty (60) days prior to the Closing Date, the applicable MI Coverage Payment shall be paid on the Closing Date; where the MI Required Payment Date occurred within sixty (60) days prior to the Closing Date, the applicable MI Coverage Payment shall be paid within thirty (30) days following the Closing Date.

b.
MI Other Actions. If an MI Other Action occurs with respect to a Covered Mortgage, Lender’s and Fannie Mae’s rights and obligations shall be governed by the Guides. Lender shall diligently attempt to perfect the MI Coverage claim in accordance with the terms of the MI Coverage and the Guides, including timely providing all documents requested by the MI Company.

c.
Cooperation. Fannie Mae will assign any claims (or rights to payoff) it may have against an MI Company to Lender on account of a Covered Mortgage to the extent that Lender has paid the MI Coverage Payment. If Lender is able to arrange for the reinstatement of MI Coverage with respect to a Covered Mortgage and receives payment proceeds thereon from the MI Company on Covered Mortgages on which it has previously remitted the MI Coverage Payment to Fannie Mae, Lender shall be entitled to retain such payment proceeds.

d.	Reporting.

(1)
Beginning with the first regular reporting date that is sixty (60) days after the Closing Date, within thirty (30) calendar days after the cut-off for the regular reporting to Fannie Mae of MI Rescissions, Lender shall provide a report to Fannie Mae identifying :

(a)	all Covered Mortgages for which Lender received and boarded an MI Rescission during the prior calendar month;

(b)	the applicable MI Coverage Payment for all such Covered Mortgages and expected MI Required Payment Date for each such Covered Mortgage;

(c)	all Covered Mortgages which Lender believes in good faith that the MI Rescission should not have occurred;

(d)	all Covered Mortgages which Lender believes that the MI Rescission was valid.

(2)
Within thirty (30) calendar days after receiving a request from Fannie Mae, Lender shall provide an electronic file to Fannie Mae including all documents or notices received from an MI Company relating to an MI Rescission reported pursuant to Subsection 5(d), as well as a general description of steps that Lender is taking to have MI Coverage reinstated.

(3)	The report and electronic file described in Subsection 5(d) shall be in addition to the regular reporting of MI Rescissions required by the Guides.

(4)
Fannie Mae may review all loans on the report pursuant to Subsection 5(d) to determine if they are subject to an Excluded Defect. Identification, notice and repurchase demands related to Excluded Defects will be handled in accordance with the Excluded Defect process outlined in Subsection 4(d).

e.
Risk Sharing Agreement. If Lender desires to enter into a risk sharing agreement with any MI Company that includes any Covered Mortgages, Lender shall present the terms and conditions to Fannie Mae for its review and approval, which approval may be granted, conditioned or denied in Fannie Mae’s sole discretion within sixty (60) days after Fannie Mae receives all requested information related to such risk sharing agreement. Notwithstanding the foregoing, Fannie Mae shall not unreasonably withhold, deny or condition consent to the terms of a risk sharing agreement where in connection with such agreement:

(1)
the MI Company is responsible for paying Fannie Mae the full MI Coverage Payment in accordance with the terms of the original mortgage insurance policy (and if the MI Company fails to pay, the Lender shall pay the full MI Coverage Payment);

(2)
In return for the MI Company ceasing to issue MI Rescissions, the MI Company may reduce the amount that they are required to fund with respect to all future claims, by the RR% (with Lender funding the RR%), but Lender must make such arrangement with the MI Company so that all future claims are paid to Fannie Mae in full by the MI Company without reduction for the RR%. As used in this Agreement, “RR%” means the MI Company’s negotiated rescission rate (expressed as a percentage) for loans delivered to Fannie Mae by Lender. If, however, the MI Company is in DPO Status, (i) where the claim is allowed by the MI Company, the Lender must pay Fannie Mae the difference between the claim amount paid by the MI Company (whether representing the RR% and/or the amount not paid as a result of its DPO status) and the full amount of the claim disregarding the MI Company's DPO Status, and (ii) where the MI Company disavows the risk sharing agreement and issues an MI Rescission on the Covered Mortgage, the Lender must pay Fannie Mae the full amount of the claim disregarding the MI Company's DPO Status.

(3)	Fannie Mae will not be required to provide a release to the MI Company.

f.
MI Company Financial Hardship or Insolvency. If an MI Company is now, or in the future, reducing the percentage of claim amounts paid as a result of insolvency or financial hardship (such status being referred to as “DPO Status”), Lender shall not be entitled to reduce the amount of the MI Coverage Payment required to be paid in connection with an MI Rescission because of such DPO Status.

g.	Premium Refunds from MI Company. Except as otherwise specifically provided in this Section 5 or except to the extent that a Covered Mortgage is repurchased as a result of an Excluded Defect,

(1)	Lender may retain all amounts received from the MI Company on account of a premium refund or reimbursement on account of Covered Mortgages;

(2)
Fannie Mae may recover from Lender all servicing advances previously paid to the servicer with respect to MI Coverage premiums on Covered Mortgage upon presentation of an invoice to Lender. All such amounts shall be paid within thirty (30) days after Lender’s receipt of the invoice.

6.
Fraudulent Transfer/Preference. If the Resolution Amount or any other provision of this Agreement is ever challenged by any person or entity, including any trustee in bankruptcy, as a fraudulent transfer, a preferential payment, or on any other basis arising out of bankruptcy, insolvency or similar law seeking to invalidate the Resolution Amount or any other provision of this Agreement or return of the funds paid, the funds paid as the Resolution Amount shall be considered to have been subject to a perfected first lien security interest and held as collateral for the obligations of Lender under this Agreement and for the Repurchase Obligations and shall be returned to such status to the extent any return of funds is required and Fannie Mae reserves and retains all rights to assert and collect all Repurchase Obligations with respect to the Covered Mortgages to the extent of funds so returned or other provisions so invalidated, as if this Agreement had not been made.

7.
Publicity. If Lender or Fannie Mae deems it reasonably necessary to make any public comments or statements, or to issue a press release or talking point/Q&A document, relating to this Agreement or the resolution described herein (any of the foregoing, a “Public Statement”) at any time, Lender and Fannie Mae agree that:

a.
Any Public Statement shall not contain or imply any negative or adverse characterization of the other Party, this Agreement, the resolution contemplated in this Agreement, the other Party’s practices or the Covered Mortgages;

b.
Any Party making or issuing an initial Public Statement after entry into this Agreement will take reasonable good faith efforts to ensure, to the extent reasonably possible, that the general content of the initial Public Statement and the timing of the initial Public Statement is mutually satisfactory to the Parties, including, but not limited to, by providing the non-disclosing Parties with advance notice of the initial Public Statement (of at least twenty-four hours when feasible) and an opportunity to review and comment on the same; and

c.
If, after the public dissemination of an initial Public Statement, either Party anticipates including in a subsequent Public Statement information that is substantively new and materially different from what was included in the prior Public Statement, such Party will use reasonable and good faith efforts to provide the other Party in advance of making such subsequent Public Statement, to the extent reasonably possible, with any information that is substantively new and materially different from the information disclosed in the prior Public Statement.

d.
Notwithstanding anything else contained in this Section, (i) any Party may, in its sole discretion, make any disclosure that it deems necessary or advisable in filings required by applicable law or regulation, including the Federal securities laws, and including filings with the Securities and Exchange Commission of Forms 8-K, 10-Q or 10-K (provided that such Party shall provide reasonable notice (which in most cases will be at least 3 Business Days) to the other Party of its intent to make any disclosure and the substance and contents of such disclosure); and (ii) a disclosure by a Party to a regulator with oversight authority over such Party shall not be deemed a Public Statement for purposes of this Section.

8.	Confidentiality.

a.
This Agreement (including all terms and conditions hereof and all Schedules described in the Appendix attached hereto), as well as all documents, communications, drafts and/or all other materials of any kind relating to the negotiation of this Agreement, the circumstances leading thereto, or the implementation of this Agreement by the Parties (collectively, the “Confidential Information”), shall be deemed and shall remain confidential; provided, however, that the Parties agree that any Party may discuss and disclose the terms and conditions of this Agreement pursuant to the terms of Section 7 regarding publicity above.

b.	The Parties covenant and agree to each other that they will not discuss or divulge any Confidential Information, with or to any person, firm, corporation or other entity, except:

(1)
to such Party’s subsidiaries, affiliates, directors, officers, external or internal agents, representatives, professional advisers, attorneys, accountants, auditors, insurers, and employees, who have a need to know, are under a duty of non-disclosure with respect to such information, and are under a duty to implement appropriate measures to maintain the confidentiality, security and integrity of such information;

(2)	to enforce, in an action by Lender or Fannie Mae, the terms of this Agreement, to the extent reasonably necessary for purposes of enforcement;

(3)
in response to a court order, subpoena, or other demand or request made by a governmental or quasi-governmental body having jurisdiction over such Party or the matters described in this Agreement (including the Federal Housing Finance Agency, the SEC, and the Internal Revenue Service), and subject to the receipt of notice, as provided in Subsection (c) below, and the request by the Party that received the court order, subpoena, or other demand or request that such information be treated in confidence;

(4)
as required by applicable law or regulation, including the Federal securities laws, or as that Party may determine in its sole discretion is necessary or advisable as part of its filings with the Securities and Exchange Commission of Forms 8-K, 10-Q or 10-K and related disclosures to investors; and

(5)	as expressly provided in Section 7 regarding publicity.

c.
Each Party shall use its reasonable efforts under the circumstances to provide the other Party with reasonable notice that it has been requested to disclose Confidential Information as described in Subsection 8(b)(3) no later than five (5) Business Days after the receipt of the court order, subpoena, or other demand or request seeking the disclosure of Confidential Information (and to the extent reasonably practicable, at least three (3) Business Days prior to disclosure of Confidential Information).

d.
Upon Fannie Mae’s prior written consent, which consent shall not be unreasonably withheld, Lender may discuss or divulge Confidential Information to the extent expressly permitted by Fannie Mae to a qualified bidder or investor in connection with the sale of Lender or any of its assets who have a need to know the Confidential Information, so long as such qualified bidder or investor executes a non-disclosure and confidentiality agreement reasonably satisfactory to Fannie Mae. Lender acknowledges that such qualified bidder or investor may directly or indirectly have existing or future business relationships with Fannie Mae and that as a result, Fannie Mae may withhold or condition its consent to the disclosure of any Confidential Information in its reasonable discretion.

e.
Material protected by this Section 8 shall be deemed to fall within the protection afforded to compromises and offers to compromise by Rule 408 of the Federal Rules of Evidence and similar provisions of state law or state rules of court.

9.	Representations and Warranties.

a.	Lender represents and warrants that:

(1)
Status. Lender is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, and is in good standing in such other jurisdictions in which it transacts business.

(2)
Due Execution and Enforceability. This Agreement has been duly executed and delivered by Lender and when this Agreement has been duly authorized, executed and delivered by Fannie Mae, this Agreement will constitute the legal, valid and binding obligation of Lender, enforceable in accordance with its terms.

(3)
Authority. Lender is duly authorized to execute and deliver this Agreement, to enter into transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance.

(4)	Authorized Signature. The person signing this Agreement on Lender’s behalf is duly authorized to do so on its behalf.

(5)	Compliance with Laws. The execution, delivery and performance of this Agreement will not violate any law, ordinance, charter, by-law, or rule applicable to it or any agreement by which it is bound.

(6)
Third Party Consents. No governmental authority or other third Party consents (including approvals, licenses, registrations or declarations) are required in connection with the execution, delivery or performance by Lender of this Agreement, other that such consents as have been duly obtained and are in full force and effect.

(7)
Execution. For any Lender that is a bank, Lender’s (i) execution (and the delivery) of this Agreement has been specifically approved by the Board of Directors of Lender, and such approval is reflected in the minutes of the meetings of such Board of Directors, (ii) this Agreement constitutes the “written agreement” governing the matters discussed in this Agreement, and (iii) Lender shall continuously maintain such “written agreement” as an official record of the entity (or any successor thereto).

b.	Fannie Mae represents and warrants:

(1)
Due Execution and Enforceability. This Agreement has been duly executed and delivered by Fannie Mae and when this Agreement has been duly authorized, executed and delivered by the Lender, this Agreement will constitute the legal, valid and binding obligation of Fannie Mae, enforceable in accordance with its terms.

(2)
Authority. Fannie Mae is duly authorized to execute and deliver this Agreement, to enter into transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance.

(3)	Authorized Signature. The person signing this Agreement on Fannie Mae’s behalf is duly authorized to do so on its behalf.

(4)	Compliance with Laws. The execution, delivery and performance of this Agreement will not violate any law, ordinance, charter, by-law, or rule applicable to it or any agreement by which it is bound.

(5)
Third Party Consents. No governmental authority or other third Party consents (including approvals, licenses, registrations or declarations) are required in connection with the execution, delivery or performance by Fannie Mae of this Agreement, other that such consents as have been duly obtained and are in full force and effect, including the consent of the Federal Housing Finance Agency.

10.
Cooperation. Upon a Lender’s request, Fannie Mae will reasonably cooperate with and provide reasonable assistance to Lender in exercising any of its rights or remedies available to it against any applicable third party or correspondent from which it may have purchased any of the Covered Mortgages, including providing a confirmation letter stating that there has been a now-resolved claim with respect to a Covered Mortgage, to affirm that a claim for repurchase with respect to a Covered Mortgage has been addressed by this Agreement and/or confirming the liquidation status for any Covered Mortgage, and if liquidated, providing the applicable loss supporting documentation (i.e. loss statement, HUD-1 settlement statement, etc.).

11.
No Admission. The resolution of this matter is voluntary. The Parties hereto acknowledge that they expressly understand that this Agreement and the resolution it represents are entered into solely for the purpose of avoiding any future dispute with respect to the Covered Mortgages as they relate to the matters that are released pursuant to this Agreement. This Agreement and any negotiations leading thereto (“Settlement Discussions”) do not constitute, or reflect, an admission of any fact or claim by Lender with respect to the Covered Mortgages or evidence of wrongdoing of any kind by any Party, person or entity. The Parties acknowledge and agree that neither the existence or terms of this Agreement or the Settlement Discussions, nor any act performed, statement made, document prepared or transaction contemplated in connection therewith, shall be deemed by any Party, person or entity to be, or submitted or used by any Party, person or entity as, an admission or evidence of any wrongdoing whatsoever by any Party with respect to any Party, person or entity (including as an admission or evidence of the merits of any claim or defense by any Party, person or entity) in any past, present or future claim or matter. Neither this Agreement nor any provision herein shall be considered or treated as a precedent, either for purposes of the Parties’ or their affiliates’ future dealings or otherwise.

12.
Notices. Any and all notices, statements, demands or other communications hereunder shall be given by a Party to the other in writing by mail or by personal delivery (by private messenger, courier service or otherwise) at the address for notices set forth below. Any notice delivered to a Party’s designated address by (a) personal delivery, (b) recognized overnight national courier service, or (c) registered or certified mail, return receipt requested, shall be deemed to have been received by the Party at the time the notice is delivered to the designated address. Confirmation by the courier delivering any notice given pursuant to this Section shall be conclusive evidence of receipt of such notice. Notice addresses are as follows:

To:        Fannie Mae
Attention: Senior Vice President &

Head of Customer Engagement
1835 Market Street
Suite 2300
Philadelphia, Pennsylvania 19103

With a copy to:	Fannie Mae
Attention: Deputy General Counsel & SVP – Single-Family
3900 Wisconsin Avenue NW
Washington, DC 20016

To:         CitiMortgage, Inc.
Citibank, N.A.
Attention: General Counsel
1000 Technology Rd.
O’Fallon, MO 63368
Mail Station: 140

13.
Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK’S PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF A JURISDICTION OTHER THAN NEW YORK. Lender and Fannie Mae hereby agree that all actions or proceedings arising in connection with this Agreement shall be tried and determined only in the United States District Court for the Southern District of New York.

14.
Jury Trial Waiver. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE DEALINGS OF LENDER AND FANNIE MAE WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A BENCH TRIAL WITHOUT A JURY AND THAT THE OTHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

15.
Assignment. The rights and obligations of the Parties under this Agreement shall not be assigned by either Party without the prior written consent of the other Party, and any such assignment without the prior written consent of the other Party shall be null and void, provided, however, Fannie Mae may assign this Agreement without Lender's prior written consent to any governmental, quasi-governmental or private entity that is a successor to all or some of Fannie Mae's rights and obligations in connection with any merger, assignment, consolidation or reconstitution that is directed by FHFA or any other governmental authority under applicable law provided that such entity agrees to assume all of Fannie Mae’s obligations under this Agreement.

Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successors and assigns.

a.
To the extent that Fannie Mae approves a transfer of servicing with respect to any Covered Mortgage in accordance with the Contracts, the subsequent servicer shall not assume any liabilities or obligations of Lender with respect to Selling Representations and Warranties that have been released, waived or relinquished as part of this Agreement.

b.
To the extent that Fannie Mae approves a change of control of any Lender (including by merger, reorganization, consolidation, asset or stock sale) in accordance with the Contracts, this Agreement and any of its rights or interests under this Agreement may be assigned or delegated to the surviving entity in connection with any such approved change of control so long as Lender delivers not less than 30 days prior written notice to Fannie Mae of its intent to assign this Agreement or any of its rights or interests under this Agreement upon consummation of the Fannie Mae-approved change of control.

16.
Waiver of Rights, Cumulative Remedies. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege. If any provision of this Agreement conflicts with applicable law, the other provisions of this Agreement that can be carried out without the conflicting provision will not be affected. All rights and remedies under this Agreement are distinct and cumulative not only as to each other but as to any rights or remedies afforded by law or equity. They may be exercised together, separately or successively. These rights and remedies are for the benefits of the Parties and that of their respective permitted successors and assigns.

17.
Modification. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Parties hereto. None of the terms or provisions of this Agreement may be waived except by a written instrument executed by the Party providing such waiver.

18.
Severability. If any provision of this Agreement is declared invalid or unenforceable, then, to the extent possible, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the Parties hereto.

19.
Further Assurances. Lender agrees to execute and deliver to Fannie Mae such other documents and to do such other acts and things, all as Fannie Mae may reasonably require for the purpose of carrying out the intent of this Agreement.

20.	Miscellaneous:

a.	Headings. The headings and subheadings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

b.
Interpretation. This Agreement shall be construed and interpreted fairly as to all Parties and not in favor or against any Party, regardless of which Party prepared this Agreement. The use of any gender in this Agreement shall be deemed to be or include the other genders, including neuter, and the use of the singular shall be deemed to be or include the plural (and vice versa) wherever applicable. The use of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

c.
Counterparts. This Agreement may be executed in counterparts, each of which is fully effective as an original and all of which together constitute one and the same instrument. Executed documents may be delivered and exchanged by facsimile or other electronic means.

d.
Ratification; Entire Agreement. Except as otherwise expressly modified by the terms of this Agreement, the Contracts shall remain unchanged and continue in full force and effect. All terms, covenants, and conditions of the Contracts not modified hereby are hereby confirmed and ratified and remain in full force and effect, and, as further modified hereby, constitute valid and binding obligations of the Lender and Fannie Mae according to the terms thereof. Without limiting the foregoing, this Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof, superseding all other discussions, promises, representations, warranties, agreements and understandings, whether written or oral, relating to the subject matter hereof.

e.	Time. Time is of the essence in the performance of the obligations stated in this Agreement.

f.	Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the Parties.

g.	Survival of Covenants. The covenants, representations, and warranties in this Agreement shall survive the execution of this Agreement.

h.
Representation by Counsel; Sole Judgment and No Reliance. The Parties specifically acknowledge that they are, and have been, represented by legal counsel in connection with the negotiation, drafting, and signing of this Agreement. In addition, the Parties acknowledge that they understand and fully agree to every provision of this Agreement, and that they have received a copy of this Agreement. Each of the Parties represents and declares that, in executing this Agreement, it is relying solely upon its own judgment, belief and knowledge, and the advice and recommendations of its own legal counsel, concerning the nature, extent and duration of their rights and claims hereunder, and that it has not been influenced to any extent whatsoever in executing this Agreement, by any representations, statements or omissions by any Party hereto or by any persons representing any Party hereto, except for those warranties and representations contained expressly in this Agreement.

i.
Joint Draftsmanship. The Parties shall be deemed to have participated equally in the drafting of this Agreement. The Agreement has been jointly negotiated and drafted. The language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the Parties.

j.	Schedules. Schedule 1-4 are as referenced on the attached Appendix and are incorporated herein and made a part of this Agreement for all purposes.

[Signature pages to follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

FANNIE MAE,
a corporation organized under the laws of the United States

By: /s/Zach Oppenheimer__
Type Name: Zach Oppenheimer
Title: Senior Vice President & Chief Acquisition Officer

CITIMORTGAGE, INC.,
a New York corporation

By: /s/ Victoria A. Kiehl__
Type Name: Victoria A. Kiehl
Title: Senior Vice President

CITIBANK, N.A.,
a national banking association

By: /s/ Jane N. Fraser__
Type Name: Jane N. Fraser
Title: Senior Vice President

EXHIBIT 1

WIRE TRANSFER INSTRUCTIONS
For One-Time Use Only

Bank:
ABA:
Acct #:
Acct name: Fannie Mae
Ref:: Citi Resolution
Attn:

Exhibit 1

APPENDIX OF SCHEDULES

Schedule 1 – Schedule of Certain Existing MI Rescissions and MI Other Actions
Schedule 2 – Schedule of Repurchase Mortgages
Schedule 3 – Schedule of Retained Mortgages
Schedule 4 – Schedule of PLS

Appendix of Schedules

Schedule 1
Schedule of Certain Existing MI Rescissions and MI Other Actions

FNMA Loan.	Servicer Loan.	Category
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission

Schedule 1-1

FNMA Loan.	Servicer Loan.	Category
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission

Schedule 1-2

FNMA Loan.	Servicer Loan.	Category
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Rescission
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination

Schedule 1-3

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination

Schedule 1-4

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination

Schedule 1-5

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination

Schedule 1-6

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination

Schedule 1-7

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination

Schedule 1-8

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination

Schedule 1-9

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Origination
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing

Schedule 1-10

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing

Schedule 1-11

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing
MI Denials Cancellations - Servicing

Schedule 1-12

FNMA Loan.	Servicer Loan.	Category
MI Denials Cancellations - Servicing
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments

Schedule 1-13

FNMA Loan.	Servicer Loan.	Category
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments

Schedule 1-14

FNMA Loan.	Servicer Loan.	Category
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments

Schedule 1-15

FNMA Loan.	Servicer Loan.	Category
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments

Schedule 1-16

FNMA Loan.	Servicer Loan.	Category
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments
MI Curtailments

Schedule 1-17

Schedule 2
Schedule of Repurchase Mortgages

Fannie Mae Loan Number

Schedule 2

Schedule 3
Schedule of Retained Mortgages

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-1

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-2

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-3

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-4

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-5

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-6

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-7

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-8

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-9

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-10

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-11

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-12

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-13

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-14

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-15

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-16

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-17

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-18

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-19

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-20

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-21

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-22

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-23

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-24

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-25

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-26

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-27

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-28

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-29

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-30

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-31

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-32

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-33

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-34

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-35

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-36

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-37

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-38

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-39

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-40

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-41

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-42

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-43

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-44

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
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Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-45

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
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Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-46

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-47

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-48

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-49

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-50

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-51

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-52

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-53

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested

Schedule 3-54

Fannie Mae Loan Number	QAS Review Status
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Action Requested
Lender Concurred
Lender Concurred

Schedule 3-55

Fannie Mae Loan Number	QAS Review Status
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred

Schedule 3-56

Fannie Mae Loan Number	QAS Review Status
Lender Concurred
Lender Concurred
Lender Concurred
Lender Concurred
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-57

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-58

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-59

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-60

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-61

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-62

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-63

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-64

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-65

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-66

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-67

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-68

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-69

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-70

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-71

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-72

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-73

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-74

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-75

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-76

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-77

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-78

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-79

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-80

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-81

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-82

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-83

Fannie Mae Loan Number	QAS Review Status
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted
Lender Rebutted

Schedule 3-84

Schedule 4
Schedule of PLS transactions

Bloomberg Name	Bond	CUSIP
SBM7 1997-HUD2	A4	79548KXM5
IMCHE 1998-1	A5	449670EA2
IMCHE 1998-5	A5	449670EX2
IMCHE 1998-5	A6	449670EY0
CMLTI 2004-NCM1	IA1	17307GFP8
CMLTI 2004-NCM1	IIA1	17307GFS2
CMLTI 2004-RP1	A	17307GHY7
CMLTI 2005-2	IA2A	17307GQZ4
CMLTI 2005-2	IIA12	17307GRN0
CMLTI 2005-7	1A2	17307GA57
CMLTI 2005-10	IA3A	17307GT73
CMLTI 2006-AR2	IA1	17307G6K9
CMLTI 2006-AR5	1A2A	17309FAD0
CMLTI 2006-HE3	A1	17310VAT7
CMLTI 2006-NC2	A1	17309TAA6
CMLTI 2006-WF1	A1	17307G4E5
CMLTI 2006-WF2	A1	17309BAL1
CMLTI 2007-AHL1	A1	17311VAA7
CMLTI 2007-AHL2	A2	17312TAB9
CMLTI 2007-AHL3	A2	17312GAT8
CMLTI 2007-AMC2	A2	17311XAT2
CMLTI 2007-WFHE4	A1	17313JAB0
CWALT 2004-J3	1A1	12667FGT6
CWALT 2004-J3	2A1	12667FGV1
MSM 2004-4	2A	61748HDQ1
LUM 2006	II2A1	5502711D2
FNW 2009-W1	A IO PO B1 B2 R RL	31398F7A3 31398F7B1 31398F7C9 31398F7D7 31398F7E5 31398F7F2 31398F7G0

Schedule 4